Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven :
Leaders / Chase Series I/II

Supplement dated January 20, 2023 to the variable annuity prospectus dated May 2, 2022 and the updating summary prospectus dated May 2, 2022

Reorganization
On December 12, 2022, the Board of Trustees of JPMorgan Insurance Trust (“JPMIT”) approved a proposal to reorganize each Portfolio (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Products (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The list of Acquired Funds and corresponding Acquiring Funds are shown in the table below:

JPMIT - Acquired Funds	LVIP - Acquiring Funds
JPMorgan Insurance Trust Core Bond Portfolio	LVIP JPMorgan Core Bond Fund
JPMorgan Insurance Trust Mid Cap Value Portfolio	LVIP JPMorgan Mid Cap Value Fund
JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund
The Acquiring Funds’ investment adviser will be Lincoln Investment Advisors Corporation, and it is anticipated that J.P. Morgan Investment Management Inc. (“JPMIM”) will be retained as the sub-adviser to each Acquiring Fund upon consummation of each Reorganization. As a result of the Reorganizations, each Acquired Fund’s shareholders would receive, in exchange for their shares in the Acquired Fund, an equal value of shares of the corresponding Acquiring Fund.
Each Reorganization is subject to the approval of each Acquired Fund’s shareholders at a special shareholder meeting to be held on or about March 15, 2023. If shareholder approval of each Reorganization is obtained, the Reorganizations are expected to take place on or about May 1, 2023. All costs related to each Reorganization will be borne by Lincoln Investment Advisors Corporation and JPMIM and not by the Portfolios.
For Contract Owners not invested in the Acquired Funds:
Contract Owners not invested in the Acquired Funds need not take any action.
For Contract Owners invested in the Acquired Funds:
Pursuant to the Reorganization, the Acquired Funds will liquidate by transferring substantially all of its assets to the Acquiring Funds. Shares of the Acquired Funds will be closed to all new and subsequent investments, including program trades, effective as of the close of trading at the New York Stock Exchange on or about April 26, 2023 (“closing date”). If you do not want any of your Contract Value to be automatically transferred from the Acquired Funds to the Acquiring Funds you must contact our Annuity Contact Center prior to the close of business on the closing date and provide instructions to transfer Contract Value to another available fund. Additionally, any future contribution allocations currently directed to the Acquired Funds should be redirected to another available fund. If another fund is not selected prior to the close of trading on the closing date, we will automatically update future contribution allocations to reflect the Acquiring Funds.
Also due to the Reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Funds, including program trades, on or after the close of trading on the closing date.
As a result of the Reorganization on or about May 1, 2023:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Acquired Funds you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Acquired Funds with the Acquiring Funds;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Acquired Funds, your income payments will continue to come out of the Acquired Funds until the Acquired Funds liquidate at the close of trading on or about April 28, 2023. Upon the Acquired Funds’ liquidations, all Contract Value in the Acquired Funds will be automatically transferred to the Acquiring Funds and your Automatic Income Program will be automatically updated to replace the Acquired Funds with the Acquiring Funds, unless you provide us alternative instructions prior to the closing date; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Acquired Funds, the model will be automatically updated on the closing date to replace the Acquired Funds with the Acquiring Funds. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made into any other investment option within sixty calendar days after May 1, 2023 will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 a.m. to 6:00 p.m., Eastern Time. Contact your investment professional if you need advice on your unique financial situation.

Subject to shareholder approval of the Reorganization, all references to the Acquired Funds are deleted and the Acquiring Funds are added as investment options to the Contracts.
This supplement should be retained for future reference.
HV-7955